UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20,  2008

eMagin Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-24757	56-1764501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10500 N.E. 8th Street, Suite 1400, Bellevue, WA 98004
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (425)-749-3600

Copies to:
Richard A. Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

As previously reported on a Form 8-K that was filed with the Securities and Exchange Commission on August 10, 2007, eMagin Corporation (the “Company”) and Moriah Capital, LP (“Moriah”) entered into a Loan and Security Agreement, dated as of August 7, 2007 (the “Loan and Security Agreement”), which was amended as of January 30, 2008 by Amendment No. 1 and on March 18, 2008 by Amendment No. 2 (collectively, the “Original Agreement”).  The Company and Moriah have entered into Amendment No. 3 to the Loan and Security Agreement dated August 20, 2008 (the “Amendment No. 3”).  In connection with Amendment No. 3, the Company issued, executed and delivered to Moriah the following:

Amended and Restated Securities Issuance Agreement;
Warrant Issuance Agreement No. 2;
Common Stock Purchase Warrant;
Amended and Restated Secured Revolving Loan Note
Common Stock Purchase Warrant
Amended Registration Rights Agreement

Pursuant to the Amendment No. 3,  Section 1.9 of the Original agreement was amended and restated in its entirety to define “Borrowing Base” as follows:

1.9           “Borrowing Base” shall be calculated at any time as the sum of (i) the product obtained by multiplying the outstanding amount of Eligible Accounts, other than Eligible Foreign Accounts, net of all taxes, discounts, allowances and credits given or claimed, by ninety percent (90%), plus (ii) the product obtained by multiplying the outstanding amount of Eligible Foreign Accounts, net of all taxes, discounts, allowances and credits given or claimed, by eighty percent (80%), plus (iii) the lesser of (A) Eight Hundred Thousand Dollars ($800,000) or (B) the product(s) obtained by multiplying seventy percent (70%) by the values of Eligible Inventory as determined by Lender in good faith in its reasonably commercial judgment, based on the lower of cost or market.”

Pursuant to Amendment No. 3, the Company issued Moriah an Amended and Restated Convertible Revolving Loan Note (the “Amended Note”).   Pursuant to Amendment No. 3, the maturity date of the Amended Note has been extended to August 7, 2009 and the maximum amount that the Company can borrow pursuant to the Amended Note was increased to $3,000,000. As of the date of this Report the Company has borrowed $2,381,880 pursuant to the Loan and Security Agreement. The maturity date of the orignal revolving loan note had previously been extended to August 20, 2008.

Pursuant to Amendment No. 3, the Company issued Moriah a warrant, which terminates on August 7, 2013, to purchase up to 370,000 shares of the Company’s common stock at an exercise price of $1.30 per share. In connection with Amendment No 3, the Company is paying Moriah $85,000 in fees.

Pursuant to Amendment No. 3, the Company and Moriah entered into an Amended and Restated Securities Issuance agreement (the “Amended and Restated Securities Issuance Agreement”). In connection with a Securities Issuance Agreement, dated as of August 7, 2007 (the “Original Securities Issuance Agreement”), the Company issued Moriah 162,500 shares of the Company’s common stock (the “2007 Shares”).  Pursuant to the Amended and Restated Securities Issuance Agreement,  Moriah agreed to waive the Company’s obligation to buy back the 2007 Shares with respect to 125,000 of such shares and to defer the Company’s obligation to buy back 37,500 of such 2007 Shares.  (collectively, the “Put Waiver”). Pursuant to the Amended and Restated Securities Agreement, the Company is issuing Moriah 485,000 shares of its Common Stock (of which 125,000 shares were issued in consideration for the Put Waiver from Moriah and 360,000 shares were issued  in lieu of the issuance to Moriah of the Contingent Issued Shares (as described in the Original Securities Issuance Agreement)). Additionally, pursuant to the Amended and Restated Securities Issuance Agreement, the Company has also granted Moriah a put option pursuant to which Moriah can sell 162,500 shares of its common stock issued under the Amended and Restated Securities Agreement for $195,000, pro-rated for any portion thereof (the “2007 Put Price”). The 2007 Put Option shall automatically be deemed exercised by Moriah unless Moriah delivers written notice to the Company at any time between July 1, 2009 and August 1, 2009 that it does not wish to exercise the 2007 Put Option. The Company also granted Moriah a second put option pursuant to which Moriah can sell 360,000 of the shares issued to Moriah pursuant to the Amended and Restated Securities Purchase Agreement to the Company for $234,000 (the “2008 Put Option”).  The 2008 Put Option shall automatically be deemed exercised by Moriah unless Moriah delivers written notice to the Company at any time between July 1, 2009 and August 1, 2009 that Moriah does not wish to exercise the 2008 Put option in whole or in part.

Pursuant to Amendment No. 3.  the Company and Moriah entered into an Amendment to Registration Rights Agreement (the “Amended Registration Rights Agreement”).   Pursuant to the Amended Registration Rights Agreement, the Company agreed to use its best efforts to file a registration statement  file a registration statement to register the shares 485,000 shares of the company’s common stock issued pursuant to the Amended and Restated Securities Issuance Agreement and the shares of common stock issuable upon exercise of the Warrant, provided that the Company is permitted to under applicable securities rules and regulations and after the certain other registration statements that the Company was obligated to file on behalf of selling shareholders have been  declared effective.

We claim an exemption from the registration requirements of the Seurities Act of 1933, amended (the "Act") for the private placement of the above-referenced securities pursuant to Section 4(2) of the Act since, among other things, these transactions did not involve a public offering and we took appropriate measures to restrict the transfer of the securities.

The foregoing description of Amendment No. 3 to the Loan and Security Agreement, Common Stock Purchase Warrant, the Amended and Restated Revolving Loan Note, Warrant Issuance Agreement NO. 2., the Amended and Restated Securities Issuance Agreement, and the Amendment to the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to these agreements which are attached as exhibits to this Current Report and are incorporated into this Item by reference.

ITEM 3.02  Unregistered Sales of Equity Securities

See Item 1.01

ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits. The following documents are filed as exhibits to this report:

4.1	Form of Common Stock Purchase Warrant

4.2	Form of Amended and Restated Secured Revolving Loan Note

99.1	Amendment No. 3 to Loan and Security Agreement between Moriah Capital, L.P. and eMagin Corporation

99.2	Warrant Issuance Agreement No. 2 between eMagin Corporation and Moriah

99.3	Amended and Restated Securities Issuance Agreement

99.4	Amendment, dated August 20, 2008, to the Registration Rights Agreement, dated August 7, 2007 by and betwee eMagin Corporation and Moriah Capital, L.P.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMAGIN CORPORATION

August 25, 2008	By:	/s/ Paul Campbell
Paul Campbell
Interim Chief Financial Officer

EXHIBIT INDEX

4.1	Common Stock Purchase Warrant

4.2	Amended and Restated Secured Revolving Loan Note

99.1	Amendment No. 3 to Loan and Security Agreement between Moriah Capital, L.P. and eMagin Corporation

99.2	Warrant Issuance Agreement No. 2 between eMagin corporation the Company and Moriah, L.P.

99.3	Amended and Restated Securities Issuance Agreement

99.4	Amendment, dated August 20, 2008, to the Registration Rights Agreement, dated August 7, 2007 by and between the eMagin corporation and Moriah Capital, L.P.

4